UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2007

Superior Uniform Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-5869-1	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida	33772

Registrant’s telephone number including area code: (727) 397-9611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 1, 2007, Superior Uniform Group, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2007, and filed a Current Report on Form 8-K to report these results (the “Original Report”). A copy of the press release was attached as Exhibit 99.1 to the Original Report. Subsequently, the Company discovered an error that resulted in the Company’s tax provision being overstated and net earnings being understated by $100,000 for the period ended March 31, 2007, as reported in the foregoing press release. The revised consolidated statements of earnings and balance sheets reflecting these changes are furnished as Exhibit 99.1 to this report and are incorporated herein by reference. For the complete financial results of the Company for the quarter ended March 31, 2007, see the Company’s Form 10-Q for the quarterly period ended March 31, 2007, which was filed with the Securities and Exchange Commission today.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
99.1	Revised Consolidated Statements of Earnings and Balance Sheets

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR UNIFORM GROUP, INC.

	By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.
Senior Vice President, Chief Financial Officer and Treasurer

Date: May 10, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Revised Consolidated Statements of Earnings and Balance Sheets